                                                                   Exhibit 99.C2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Independent
Registered Public Accounting Firm" and to the use of our report dated June 26,
2007, in the Registration Statement and related Prospectus (Form S-6 No.
333-143119) dated June 26, 2007 of Equity Opportunity Trust, Dividend Income
Value Strategy Series 2007C.

                                        /s/ ERNST & YOUNG LLP
                                        ---------------------
                                            ERNST & YOUNG LLP

New York, New York
June 26, 2007